Exhibit 10.9

SEcurities Contribution Agreement

This SECURITIES Contribution Agreement (this “Agreement”), dated as of June 1, 2023, is by and among Digital Ally, Inc., a Nevada corporation (“Digital Ally”), and Kustom Entertainment, Inc., a Nevada corporation (“Transferee”).

RECITALS

WHEREAS, Digital Ally owns one thousand (1,000) shares of common stock of BirdVu Jets, Inc., a Nevada corporation (“BirdVu”), representing 100% of the equity interests in BirdVu (such equity interests, the “BirdVu Securities”);

WHEREAS, Digital Ally owns one thousand (1,000) shares of common stock of Digital Connect, Inc., a Nevada corporation (“Digital Connect”), representing 100% of the equity interests in Digital Connect (such equity interests, the “Digital Connect Securities”);

WHEREAS, Digital Ally owns one thousand (1,000) shares of common stock of Kustom 440, Inc., a Nevada corporation (“Kustom 440”), representing 100% of the equity interests in Kustom 440 (such equity interests, the “Kustom 440 Securities”);

WHEREAS, Digital Ally owns one thousand (1,000) shares of common stock of TicketSmarter, Inc., a Nevada corporation (“TicketSmarter”), representing 100% of the common stock of TicketSmarter, and ninety (90) shares of preferred stock of TicketSmarter, representing 90% of the preferred stock of TicketSmarter (the 1,000 shares of common stock and 90 shares of preferred stock of TicketSmarter together, the “TicketSmarter Securities”, and together with the BirdVu Securties, the Digital Connect Securities and the Kustom 440 Securities, the “Transferred Securities”); and

WHEREAS, Digital Ally desires to contribute and transfer the Transferred Securities to the Transferee and the Transferee desires to accept the transfer and contribution of the Transferred Securities on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the following actions shall occur in the order set forth below:

1.	Digital Ally Contribution of Securities.

a.	Digital Ally hereby contributes, conveys, assigns, transfers and delivers by way of share transfer forms in the forms set out in Schedule 1, Schedule 2, Schedule 3, and Schedule 4 duly executed by or on behalf of Digital Ally, to Transferee, its successors and assigns, for its and their own use forever, all of Digital Ally’s right, title and interest in and to the Transferred Securities, free and clear of all liens and encumbrances, and in exchange therefor Transferee hereby accepts, and agrees to assume any and all obligations with respect to, the Transferred Securities from and after the date hereof.

2.	Representations. Digital Ally and Transferee, separately and not jointly, represent and warrant to, and agree with, the others, as applicable, as follows:

a.	In the case of Digital Ally:

i.	is duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted; and

ii.	it has full power and authority to enter into and to perform its obligations under this Agreement in accordance with its terms, and all action on the part of Digital Ally necessary for the authorization, execution and delivery of, and the performance of all of its obligations under this Agreement has been taken.

b.	In the case of Transferee:

i.	it is duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted;

ii.	it has full power and authority to enter into and to perform its obligations under this Agreement in accordance with its terms, and all action on the part of Transferee necessary for the authorization, execution and delivery of, and the performance of all of its obligations under this Agreement has been taken;

iii.	it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Securities, is able to bear the risks of an investment in such securities (including a complete loss of such investment) and understands the risks of, and other considerations relating to, the receipt of such securities;

iv.	the Transferred Securities are being acquired for its own account for investment purposes only and not with a view to resale or distribution; and

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v.	it understands that the Transferred Securities have not been registered under the laws of any jurisdiction (including the Securities Act), the laws of any state of the United States of America or the laws of any foreign jurisdiction, nor is such registration contemplated. It understands and agrees further that such securities may not be offered, resold, pledged or otherwise transferred unless such interests have been registered under the Securities Act and any applicable state or other securities laws or unless an exemption from such registration is available.

3.	Further Assurances. Each of the parties to this Agreement agrees to execute any and all documents and instruments of transfer, assignment, assumption or novation and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement, including, for the avoidance of doubt, to do all things necessary to update each party’s register of members (or equivalent, as applicable) to give effect to and to reflect each transfer undertaken herein.

4.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

5.	Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

6.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of New York.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

EXECUTED BY
DIGITAL ALLY, INC.
a Nevada corporation

By:
Name:
Title:

EXECUTED BY
KUSTOM ENTERTAINMENT, INC.
a Nevada corporation

By:
Name:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

ACKNOWLEDGED BY:

BirdVu Jets, Inc.
a Nevada

By:
Name:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

ACKNOWLEDGED BY:

Digital Connect, Inc.
a Nevada

By:
Name:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

ACKNOWLEDGED BY:

Kustom 440, Inc.
a Nevada

By:
Name:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

ACKNOWLEDGED BY:

Ticketsmarter, Inc.
a Nevada

By:
Name:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

SCHEDULE 1

SHARE TRANSFER FORM

BIRDVU JETS, INC.

(the “Company”)

(Incorporated in Nevada with the entity number E25507242022-8)

SHARE TRANSFER FORM

I, Digital Ally, Inc. (the “Transferor”), for good and valuable consideration, do hereby transfer to Kustom Entertainment, Inc. (the “Transferee”), one thousand (1,000) shares of common stock of the Company with par value of $0.001 each standing in the name of the Transferor in the register of members of the Company, to hold the same unto the Transferee, subject to the terms and conditions of the Articles of Incorporation and Bylaws of the Company and we, the Transferee, do hereby agree to take such shares subject to the terms and conditions aforesaid and hereby request that our name be entered in the Company’s register of members in respect of such shares.

This share transfer form may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

Dated: June 1, 2023

Executed and delivered on behalf of DIGITAL ALLY, INC.:	)
)
)
By:
Title:

Executed and delivered on behalf of KUSTOM ENTERTAINMENT, INC.:	)
)
)
By:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

SCHEDULE 2

SHARE TRANSFER FORM

DIGITAL CONNECT, INC.

(the “Company”)

(Incorporated in Nevada with the entity number E20010082022-0)

SHARE TRANSFER FORM

I, Digital Ally, Inc. (the “Transferor”), for good and valuable consideration, do hereby transfer to Kustom Entertainment, Inc. (the “Transferee”), one thousand (1,000) shares of common stock of the Company with par value of $0.001 each standing in the name of the Transferor in the register of members of the Company, to hold the same unto the Transferee, subject to the terms and conditions of the Articles of Incorporation and Bylaws of the Company and we, the Transferee, do hereby agree to take such shares subject to the terms and conditions aforesaid and hereby request that our name be entered in the Company’s register of members in respect of such shares.

This share transfer form may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

Dated: June 1, 2023

Executed and delivered on behalf of DIGITAL ALLY, INC.:	)
)
)
By:
Title:

Executed and delivered on behalf of KUSTOM ENTERTAINMENT, INC.:	)
)
)
By:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

SCHEDULE 3

SHARE TRANSFER FORM

KUSTOM 440, INC.

(the “Company”)

(Incorporated in Nevada with the entity number E21902252022-8)

SHARE TRANSFER FORM

I, Digital Ally, Inc. (the “Transferor”), for good and valuable consideration, do hereby transfer to Kustom Entertainment, Inc. (the “Transferee”), one thousand (1,000) shares of common stock of the Company with par value of $0.001 each standing in the name of the Transferor in the register of members of the Company, to hold the same unto the Transferee, subject to the terms and conditions of the Articles of Incorporation and Bylaws of the Company and we, the Transferee, do hereby agree to take such shares subject to the terms and conditions aforesaid and hereby request that our name be entered in the Company’s register of members in respect of such shares.

This share transfer form may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

Dated: June 1, 2023

Executed and delivered on behalf of DIGITAL ALLY, INC.:	)
)
)
By:
Title:

Executed and delivered on behalf of KUSTOM ENTERTAINMENT, INC.:	)
)
)
By:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]

SCHEDULE 4

SHARE TRANSFER FORM

TICKETSMARTER, INC.

(the “Company”)

(Incorporated in Nevada the entity number E17279162021-6)

SHARE TRANSFER FORM

I, Digital Ally, Inc. (the “Transferor”), for good and valuable consideration, do hereby transfer to Kustom Entertainment, Inc. (the “Transferee”), one thousand (1,000) shares of common stock of the Company with par value of $0.001 and ninety (90) shares of preferred stock of the Company with par value of $0.001, each standing in the name of the Transferor in the register of members of the Company, to hold the same unto the Transferee, subject to the terms and conditions of the Articles of Incorporation and Bylaws of the Company and we, the Transferee, do hereby agree to take such shares subject to the terms and conditions aforesaid and hereby request that our name be entered in the Company’s register of members in respect of such shares.

This share transfer form may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

Dated: June 1, 2023

Executed and delivered on behalf of DIGITAL ALLY, INC.:	)
)
)
By:
Title:

Executed and delivered on behalf of KUSTOM ENTERTAINMENT, INC.:	)
)
)
By:
Title:

[Signature Page to Digital Ally Securities Contribution Agreement]